UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) November 20, 2003
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                            Sharper Image Corporation
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             (Exact name of registrant as specified in its chapter)

          Delaware                     0-15827                94-2493558
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation               File Number)         Identification No.)

650 Davis Street, San Francisco, California                     94111
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 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (415) 445-6000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1     Earnings Press Release, dated November 20, 2003

         99.2     Higher  Earnings  Guidance Press  Release,  dated November 21,
                  2003

ITEM 9: REGULATION FD DISCLOSURE

         On November 20, 2003, the Company announced its financial results for the Quarter ended October 31, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

         On November 21, 2003, the Company announced higher earnings guidance for the fourth quarter and fiscal year ending January 31, 2004. A copy of the press release containing the announcement is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

         The Company does not intend for the exhibits to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 21, 2003            SHARPER IMAGE CORPORATION

                                    By: /s/ Jeffrey P. Forgan
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                                        Jeffrey P. Forgan
                                        Executive Vice President,
                                        Chief Financial Officer

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